UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

INDIE SEMICONDUCTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 608-0854

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, indie Semiconductor, Inc. (the “Company”) entered into an At Market Issuance Sales Agreement, dated August 26, 2022 (as amended, the “Sales Agreement”), with B. Riley Securities, Inc. (“B. Riley”), Craig-Hallum Capital Group LLC (“Craig-Hallum”) and Roth Capital Partners, LLC (“Roth Capital” and together with B. Riley and Craig-Hallum, the “Sales Agents”), pursuant to which we may issue and sell, from time to time, shares of our Class A common stock, $0.0001 par value per share, having an aggregate offering price of up to $150.0 million through the Sales Agents, as the sales agent, in an at the market offering (the “ATM Offering”), of which $59.8 million of such shares remain unsold (the “Unsold Securities”).

The Unsold Securities were previously registered on the Company’s registration statement on Form S-3 (File No. 333-267120), which was initially filed with the SEC on August 26, 2022 and became effective on September 7, 2022 (the “2022 Registration Statement”) and will expire on September 7, 2025. On August 29, 2025, we filed with the SEC a prospectus supplement to our automatic shelf registration statement on Form S-3ASR (Registration No. 333-285653), which registration statement was filed and became effective on March 7, 2025 (the “2025 Registration Statement”), to replace the expiring 2022 Registration Statement and register the offering of the Unsold Securities under the 2025 Registration Statement. In connection with the registration of Unsold Securities, the Company and the Sales Agents entered into an amendment to the Sales Agreement to update all references from the 2022 Registration Statement to the 2025 Registration Statement. All other material terms of the Sales Agreement remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Audrey Wong, Chief Legal Officer of the Company
23.1	Consent of Audrey Wong (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

August 29, 2025	By:	/s/ Donald McClymont
		Name:	Donald McClymont
		Title:	Chief Executive Officer
(Principal Executive Officer)

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